UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2022 (August 9, 2022)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2022, Marie L. Perry, age 57, was promoted to the position of Executive Vice President, Chief Financial Officer of ASGN Incorporated (the “Company”) upon the retirement of Edward L. Pierce, who will continue to support the Company in a strategic role as Executive Advisor into the first quarter of 2023. Ms. Perry joined the Company in January 2022 as Executive Vice President, Finance as part of the Company’s long-term succession planning in preparation for Mr. Pierce’s retirement. Prior to joining the Company, Ms. Perry was the chief financial officer at the U.S. division of Brink’s, Incorporated (NYSE:BCO), a global leader in total cash management, route-based secure logistics and payment solutions from August 2020 to January 2022. Prior to Brink’s, Ms. Perry was the chief financial and administrative officer for Jamba Juice, Inc., a lifestyle brand built on offering premium blended beverages from May 2016 to January 2019.  From 2003 to 2016, she held increasing roles at Brinker International, Inc., a casual dining company with over 1,600 locations and 100,000 employees, starting as the assistant controller and being promoted up to acting chief financial officer, controller and treasurer.  From 1994 to 2003 she was a manager then managing director at AMR Corporation (American Airlines), and she was a certified public accountant at KPMG US LLP from 1988 to 1990.

Ms. Perry is not a party to any related persons transactions, nor does she have any familial relationship with any of the Company’s directors or officers, nor is she receiving any additional or modified compensation in connection with her promotion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description
104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

/s/ Jennifer Hankes Painter
Date: August 9, 2022	Jennifer Hankes Painter
SVP, Chief Legal Officer and Secretary